UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 15, 2000
                                                       ------------------


                         FUSION NETWORKS HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-23900                   51-0393382
-----------------------------      ------------           ----------------------
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                 file number)          Identification Number)


                   8115 N.W. 29th Street, Miami, Florida 33122
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               (Address of principal executive offices)(Zip Code)


                                 (305) 477-6701
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              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

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Item 5.  Other Events

     (a) On June 15, 2000, the Registrant sold $4,000,000 of 6% Secured Convertible Debentures and 1,500,000 Warrants.

     (b) The Debentures and Warrants were sold to 3 accredited investors.

     (c) The Debentures and Warrants were sold for an aggregate offering price of $4,000,000. A finders fee of 5%, or $200,000, was paid in connection with the sale of the Debentures and Warrants.

     (d) The Debentures and Warrants were sold pursuant to the exemption from registration set out in Rule 506 as promulgated pursuant to Section 4(2) of the Securities Act of 1933. The securities were offered without general solicitation in a privately negotiated transaction with 3 accredited investors.

     (e) The Debentures are convertible into shares of Common Stock of the Registrant at a fixed conversion price of $1.75 per share.

     The Warrants are exercisable to purchase Common Stock of the Registrant at $1.50 per share.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit
          Number               Description
         ---------            --------------
           10.1          Form of 6% Secured Convertible Debenture
           10.2          Form of Warrant.
           10.3          Registration Rights Agreement

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FUSION NETWORKS HOLDINGS, INC.

Dated: June 28, 2000
                                          By:   /s/ Gary M. Goldfarb
                                               ------------------------
                                                Gary M. Goldfarb
                                                President

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